UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2014, Causeway International Value Fund’s (the “Fund’s”) Institutional Class returned 5.00% and Investor Class returned 4.69% compared to the MSCI EAFE Index (Gross) (“EAFE Index”) return of 4.70%. Since the Fund’s inception on October 26, 2001, its average annual total returns are 8.97% for the Institutional Class and 8.70% for the Investor Class compared to the EAFE Index’s average annual total return of 7.05%. At fiscal year-end, the Fund had net assets of $6.685 billion.

Performance Review

After a liquidity-fueled ascent in the first three quarters of fiscal 2014, international equities reached a plateau during the final quarter of the fiscal year. Every major currency except the Pound Sterling depreciated versus the U.S. dollar during the fiscal year, thus diminishing returns on overseas assets from the perspective of a U.S. dollar-denominated investor. Only three markets in our developed markets universe posted negative returns for the fiscal year. The worst performing markets in the Fund’s investable universe included Austria, Portugal, Australia, South Korea, and Japan. The best performing markets in the Fund’s investable universe included Israel, Denmark, Italy, Spain, and Finland. The two worst performing sectors in the EAFE Index posted negative returns: materials and consumer discretionary. The two best performing sectors each posted double digit gains: health care and utilities.

For the fiscal year, Fund holdings in the telecommunication services, materials, insurance, food beverage & tobacco, and media industry groups contributed the most to the Fund’s performance relative to the EAFE Index. Holdings in the capital goods, energy, banks, transportation, and diversified financials industry groups detracted from relative performance. The largest individual contributor to absolute return was pharmaceutical & consumer healthcare products producer Novartis AG (Switzerland). Additional top contributors to absolute return included wireless communications operator SK Telecom Co., Ltd. (South Korea), telecommunication services provider KDDI Corp. (Japan), mobile telecommunications operator China Mobile Ltd. (Hong Kong), and insurance company Aviva PLC (United Kingdom). The biggest laggard was energy services firm Technip SA (France). Additional top individual detractors included optical & camera equipment manufacturer Nikon Corp. (Japan), global investment bank UBS AG (Switzerland), energy management firm Schneider Electric SE (France), and automaker Hyundai Motor Co., Ltd. (South Korea).

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that reached fair value in our view. The largest sales during the period included private wealth management and investment bank UBS AG (Switzerland), telecommunication services provider KDDI Corp. (Japan), and Lloyds Banking Group PLC (United Kingdom). In addition, we exited two stocks whose risk-adjusted rankings were reduced following fundamental reviews: food retailer Tesco PLC (United Kingdom) and jet engine manufacturer Rolls-Royce Group PLC (United Kingdom).

2	Causeway International Value Fund

Significant purchases this fiscal year included energy services company Technip SA (France), mobile telecommunications operator China Mobile Ltd. (Hong Kong), optical & camera equipment manufacturer Nikon Corp. (Japan), energy management company Schneider Electric SE (France), and pharmaceutical giant Sanofi-Aventis SA (France).

Fund exposures to currencies, industries, and countries are mostly a by-product of our bottom-up stock selection process. The Fund’s weights in the telecommunication services, food beverage & tobacco, and consumer durables industry groups increased the most compared to the beginning of the fiscal year, while weights in the energy, food & staples retailing, and utilities industry groups incurred the greatest decrease. From a regional perspective, the most notable weight changes included higher exposure to companies listed in South Korea and France. The most significantly reduced country weights included the United Kingdom and Germany. At the end of the fiscal year, the three largest industry group exposures (absolute weights) in the Fund were in banks, materials, and pharmaceutical & biotechnology.

Investment Outlook

Muted economic growth and historically low interest rates imply a muted forecast for equity market returns. In a world of single digit returns, dividend income can make a significant contribution to total portfolio performance. Some of the most recent Fund sales include stocks with strong performance, but which we desired to sell before operating conditions deteriorated or failed to meet elevated expectations. One example is the French automotive manufacturer, Peugeot SA, where — despite severe cost cutting — the business remains vulnerable to stagnant European growth and falling prices. We have added the South Korean automotive champion, Hyundai Motor Co., Ltd., as a more diversifying and potentially stronger consumer discretionary stock. With imminent new model launches and a domestic central bank determined to keep South Korea competitive, this automotive company may experience improved earnings growth.

As international markets moved into the red for the final quarter of this fiscal year, the pullback has provided some modest relief in terms of valuations and upside potential. Segments of consumer staples, one of the more expensive global market sectors, have seen improved valuations. We currently expect interest rates to rise modestly in the U.S. next year, and no increase in the euro zone or Japan through 2015. As a result, asset prices, including equities, will likely remain elevated. Investor appetite for stocks with generous and rising dividend payouts should continue. With stocks in the healthcare and telecommunications sectors acting as ballast, the upside in the portfolio may come from companies in cyclical industries offering some improvement in operations and profitability. Greater profits and cash flow typically precede an upturn in dividends and/or share buybacks. We are encouraging portfolio companies to return capital to shareholders, and resist the temptation to make acquisitions.

Causeway International Value Fund	3

We thank you for your continued confidence in Causeway International Value Fund.

September 30, 2014

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Kevin Durkin	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

4	Causeway International Value Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway International Value Fund, Investor Class shares versus the MSCI EAFE® Index (Gross)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of Causeway International Value Fund was October 26, 2001.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers during certain periods. In the absence of such fee waivers, total return would have been reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. For the fiscal year ended September 30, 2014, the Fund’s gross ratios of expenses in relation to net assets were 0.91% and 1.16% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI EAFE Index (Gross) is an arithmetical average weighted by market value of the performance of approximately 1,000 non-U.S. companies representing 22 stock markets in Europe, Australasia, New Zealand and the Far East. The Index is gross of withholding taxes and assumes reinvestment of dividends and capital gains. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Value Fund	5

SCHEDULE OF INVESTMENTS (000)*

September 30, 2014

Causeway International Value Fund	Number of Shares	Value

COMMON STOCK
Belgium — 1.0%
KBC Groep NV	1,218,527	$64,895

Canada — 0.9%
Imperial Oil Ltd.	1,241,400	58,648

France — 15.9%
AXA SA	2,669,264	65,777
BNP Paribas	2,229,728	147,911
GDF Suez	4,113,013	103,172
Legrand SA	2,570,549	133,750
Sanofi-Aventis SA	1,873,888	211,973
Schneider Electric SE	1,526,794	117,248
Technip SA	2,050,171	172,485
Total SA	1,664,405	108,160

		1,060,476

Germany — 7.5%
Bayer AG	812,319	113,784
Daimler AG	1,291,286	99,049
Linde AG	619,275	119,008
SAP SE	1,247,365	89,961
Siemens AG	685,019	81,651

		503,453

Hong Kong — 4.7%
China Merchants Holdings International Co. Ltd.	18,014,000	55,678
China Mobile Ltd.	13,639,839	157,656
CNOOC Ltd.	38,324,000	65,742
The Link Real Estate Investment Trust	6,078,056	35,029

		314,105

Ireland — 0.4%
Ryanair Holdings PLC ADR[1]	509,900	28,774

The accompanying notes are an integral part of the financial statements.

6	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2014

Causeway International Value Fund	Number of Shares	Value

Japan — 14.0%
East Japan Railway Co.	125,800	$9,429
Hitachi Ltd.	16,291,000	124,401
JGC Corp.	2,877,000	78,539
KDDI Corp.	3,414,000	205,229
Komatsu Ltd.	3,059,300	70,754
Nikon Corp.	7,875,800	113,819
Shin-Etsu Chemical Co. Ltd.	1,816,100	118,694
Sumitomo Mitsui Financial Group Inc.	2,453,700	100,027
Toyota Motor Corp.	2,015,400	118,765

		939,657

Netherlands — 8.2%
Akzo Nobel NV	3,273,534	224,305
PostNL NV	10,455,025	45,175
Reed Elsevier NV	9,440,005	214,261
Unilever NV	1,604,620	63,903

		547,644

Singapore — 1.4%
Sembcorp Industries Ltd.	11,599,000	47,098
Sembcorp Marine Ltd.	15,900,000	46,614

		93,712

South Korea — 5.9%
Hyundai Motor Co., Ltd.	540,948	97,655
KT&G Corp.	1,351,569	121,036
SK Telecom Co., Ltd.	638,620	175,504

		394,195

Spain — 0.9%
Tecnicas Reunidas SA	1,159,149	61,476

Switzerland — 13.0%
Clariant AG	4,323,046	74,081
Credit Suisse Group	3,053,073	84,650

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2014

Causeway International Value Fund	Number of Shares	Value

Switzerland — (continued)
Givaudan SA	48,507	$77,636
Novartis AG	2,219,980	209,627
Roche Holding AG	467,908	138,750
UBS AG	9,672,211	168,785
Zurich Insurance Group AG	386,266	115,228

		868,757

United Kingdom — 20.6%
Aviva PLC	12,362,328	104,915
Balfour Beatty PLC	7,461,416	22,813
Barclays PLC	36,733,690	135,447
BG Group PLC	5,524,198	102,093
British American Tobacco PLC	3,226,456	182,127
Carnival PLC	2,375,935	94,906
HSBC Holdings PLC	12,591,321	128,997
International Consolidated Airlines Group SA1	22,169,001	131,932
Kingfisher PLC	5,115,185	26,859
Lloyds Banking Group PLC[1]	113,594,037	141,558
Michael Page International PLC	5,948,582	40,368
Rexam PLC	6,735,502	53,701
Rio Tinto PLC	1,655,290	81,349
Royal Dutch Shell PLC, Class A	982,095	37,550
Vodafone Group PLC	28,021,560	92,852

		1,377,467

Total Common Stock
(Cost $5,945,146) — 94.4%		6,313,259

The accompanying notes are an integral part of the financial statements.

8	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2014

Causeway International Value Fund	Number of Shares	Value

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.030%**	381,620,329	$381,620

Total Short-Term Investment
(Cost $381,620) — 5.7%		381,620

Total Investments — 100.1%
(Cost $6,326,766)		$6,694,879

Liabilities in Excess of Other Assets — (0.1)%		(9,580)

Net Assets — 100.0%		$6,685,299

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2014.
1	Non-income producing security.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	9

SECTOR DIVERSIFICATION

As of September 30, 2014, the sector diversification was as follows (Unaudited):

Causeway International Value Fund	% of Net Assets

Financials	19.8%

Energy	12.3

Industrials	11.6

Materials	11.4

Health Care	10.1

Consumer Discretionary	9.6

Telecommunication Services	9.4

Consumer Staples	5.5

Information Technology	3.2

Utilities	1.5

Total	94.4

Short-Term Investment	5.7

Liabilities in Excess of Other Assets	-0.1

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

10	Causeway International Value Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL VALUE FUND

9/30/14
ASSETS:
Investments at Value (Cost $6,326,766)	$6,694,879
Cash	2,394
Receivable for Fund Shares Sold	39,440
Receivable for Dividends	10,795
Receivable for Tax Reclaims	7,290
Receivable for Investment Securities Sold	1,633
Prepaid Expenses	41

Total Assets	6,756,472

LIABILITIES:
Payable for Investment Securities Purchased	57,196
Payable for Fund Shares Redeemed	6,842
Payable Due to Adviser	4,414
Payable for Shareholder Services Fees — Investor Class	709
Unrealized Depreciation on Spot Foreign Currency Contracts	200
Payable Due to Administrator	179
Payable for Trustees’ Fees	109
Other Accrued Expenses	1,524

Total Liabilities	71,173

Net Assets	$6,685,299

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$6,416,020
Undistributed Net Investment Income	151,389
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(249,722)
Net Unrealized Appreciation on Investments	368,113
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(501)

Net Assets	$6,685,299

Net Asset Value Per Share (based on net assets of $5,734,313,515 ÷ 359,614,530 shares) — Institutional Class	$15.95

Net Asset Value Per Share (based on net assets of $950,985,925 ÷ 60,135,956 shares) — Investor Class	$15.81

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	11

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL VALUE FUND

10/01/13 to 9/30/14
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $13,339)	$203,739
Interest Income	1

Total Investment Income	203,740

EXPENSES:
Investment Advisory Fees	43,080
Shareholder Service Fees — Investor Class	2,054
Administration Fees	1,938
Custodian Fees	1,893
Transfer Agent Fees	567
Registration Fees	429
Professional Fees	361
Trustees’ Fees	246
Printing Fees	178
Pricing Fees	51
Other Fees	200

Total Expenses	50,997

Net Investment Income	152,743

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	153,960
Net Realized Loss from Foreign Currency Transactions	(555)
Net Change in Unrealized Depreciation on Investments	(143,396)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(619)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	9,390

Net Increase in Net Assets Resulting from Operations	$162,133

The accompanying notes are an integral part of the financial statements.

12	Causeway International Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL VALUE FUND

	10/01/13 to 9/30/14	10/01/12 to 9/30/13
OPERATIONS:
Net Investment Income	$152,743	$46,087
Net Realized Gain on Investments	153,960	36,573
Net Realized Loss from Foreign Currency Transactions	(555)	(4,723)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(143,396)	442,217
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(619)	2,054

Net Increase in Net Assets Resulting From Operations	162,133	522,208

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(40,173)	(29,047)
Investor Class	(5,993)	(10,263)

Total Dividends from Net Investment Income	(46,166)	(39,310)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	3,422,555	1,021,110
Redemption Fees(2)	230	92

Total Increase in Net Assets	3,538,752	1,504,100

NET ASSETS:
Beginning of Year	3,146,547	1,642,447

End of Year	$6,685,299	$3,146,547

Undistributed Net Investment Income	$151,389	$42,501

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	13

FINANCIAL HIGHLIGHTS

For the fiscal years ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL VALUE FUND†
Institutional
2014	15.35	0.47	0.29	0.76	(0.16)	—	(0.16)	—
2013	12.60	0.29	2.74	3.03	(0.28)	—	(0.28)	—
2012	10.50	0.28	2.20	2.48	(0.38)	—	(0.38)	—
2011	11.86	0.42	(1.59)	(1.17)	(0.19)	—	(0.19)	—
2010	11.30	0.18	0.57	0.75	(0.19)	—	(0.19)	—
Investor
2014	15.23	0.41	0.30	0.71	(0.13)	—	(0.13)	—
2013	12.51	0.25	2.72	2.97	(0.25)	—	(0.25)	—
2012	10.42	0.23	2.21	2.44	(0.35)	—	(0.35)	—
2011	11.77	0.27	(1.46)	(1.19)	(0.16)	—	(0.16)	—
2010	11.23	0.15	0.56	0.71	(0.17)	—	(0.17)	—

†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Value Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

15.95	5.00	5,734,313	0.91	2.89	27
15.35	24.38	2,497,378	0.95	2.07	22
12.60	24.29	1,204,193	0.99	2.37	21
10.50	(10.05)	932,175	0.99	3.30	39
11.86	6.71	1,029,606	0.98	1.62	32

15.81	4.69	950,986	1.16	2.55	27
15.23	24.07	649,169	1.20	1.84	22
12.51	24.07	438,254	1.24	2.04	21
10.42	(10.28)	376,692	1.23	2.15	39
11.77	6.38	893,899	1.22	1.39	32

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	15

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

16	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value.

Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of September 30, 2014, all of the Fund’s investments in securities were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market — based inputs in place of closing exchange prices due to events occurring after foreign market closures.

For the fiscal year ended September 30, 2014, there were no transfers between Level 1 and Level 2 based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

For the fiscal year ended September 30, 2014, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than
50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position.

Causeway International Value Fund	17

NOTES TO FINANCIAL STATEMENTS

(continued)

Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent.

18	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. The Fund’s redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is an affiliated fund-of-funds that invests in the Fund. For the fiscal year ended September 30, 2014, the Institutional Class and Investor Class retained $208,140 and $22,159 in redemption fees, respectively.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the fiscal year ended September 30, 2014, the Fund received commission recapture payments of $80,078.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2015 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the fiscal year ended September 30, 2014.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $165,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2014, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

Causeway International Value Fund	19

NOTES TO FINANCIAL STATEMENTS

(continued)

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the fiscal year ended September 30, 2014, for the Fund were as follows:

Purchases (000)	Sales (000)
$4,686,398	$1,350,033

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income are recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions and gains and losses on passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2014:

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$2,311	$(2,311)

The reclassifications had no impact on net assets or net asset value per share.

20	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows (000):

	Ordinary Income	Total
2014	$46,166	$46,166
2013	39,310	39,310

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$157,552
Capital Loss Carryforwards	(231,370)
Unrealized Appreciation	342,899
Other Temporary Differences	198

Total Distributable Earnings	$269,279

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2014 (000):

Expiring in Fiscal Year	Amount
2018	$231,370

Total capital loss carryforwards	$231,370

For the fiscal year ended September 30, 2014, the Fund used $155,868 (000) in capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At September 30, 2014, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$6,351,480	$635,692	$(292,293)	$343,399

Causeway International Value Fund	21

NOTES TO FINANCIAL STATEMENTS

(concluded)

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2014		Fiscal Year Ended September 30, 2013
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	237,116	$3,793,199	82,443	$1,134,374
Shares Issued in Reinvestment of Dividends and Distributions	2,444	38,147	2,030	26,739
Shares Redeemed	(42,608)	(687,739)	(17,345)	(239,701)

Increase in Shares Outstanding Derived from Institutional Class Transactions	196,952	3,143,607	67,128	921,412

Investor Class
Shares Sold	24,857	396,333	20,939	279,370
Shares Issued in Reinvestment of Dividends and Distributions	365	5,665	750	9,820
Shares Redeemed	(7,703)	(123,050)	(14,095)	(189,492)

Increase in Shares Outstanding Derived from Investor Class Transactions	17,519	278,948	7,594	99,698

Increase in Shares Outstanding from Capital Share Transactions	214,471	$3,422,555	74,722	$1,021,110

8.	Significant Shareholder Concentration

As of September 30, 2014, three of the Fund’s shareholders of record owned 54% of net assets in the Institutional Class.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer or employee of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The

Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements except for the following: On October 20, 2014 the Trust launched a sixth series, the Causeway International Small Cap Fund.

22	Causeway International Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Causeway International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway International Value Fund (the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 26, 2014

Causeway International Value Fund	23

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2015. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2014, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.00%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
100.00%	0.00%	0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2014, amounted to $9,582,608 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2014. In addition, for the fiscal year ended September 30, 2014, gross income derived from sources within foreign countries amounted to $164,485,703 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

24	Causeway International Value Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 53	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	5	none

Lawry J. Meister Age: 52	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	5	none

Victoria B. Rogers Age: 53	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	5	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 48	Trustee; Chairman of the Board	Trustee since 9/01; Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	5	Trustee, Presidio Funds (until 2010)

Causeway International Value Fund	25

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 52	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 53	Chief Compliance Officer and Assistant Secretary	CCO since 7/05; Asst. Sect. since 8/01	Chief Compliance Officer of the Adviser (since July 2005); Chief Operating Officer and Member of the Adviser (since 2001).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 46	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 43	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Lisa Whittaker[5] One Freedom Valley Drive Oaks, PA 19456 Age: 35	Vice President and Assistant Secretary	Since 8/13	Corporate Counsel of the Administrator (since 2012); Associate Counsel and Compliance Officer, The Glendmede Trust Company, N.A. (2011-2012); Associate, Drinker Biddle & Reath LLP (2006-2011).	N/A	N/A

26	Causeway International Value Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Bernadette Sparling[5] One Freedom Valley Drive Oaks, PA 19456 Age: 37	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2005).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2014, the Trust Complex consisted of one investment company with five portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, and the Global Absolute Return Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Causeway International Value Fund	27

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

28	Causeway International Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/14	Ending Account Value 9/30/14	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Value Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$985.80	0.91%	$4.55

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.49	0.91%	$4.63
Causeway International Value Fund

Actual Portfolio Return
Investor Class	$1,000.00	$983.80	1.16%	$5.78

Hypothetical 5% Return
Investor Class	$1,000.00	$1,019.24	1.16%	$5.89

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Causeway International Value Fund	29

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 4, 2014, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Value Fund (the “Fund”) for a twelve-month period beginning September 20, 2014. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees and one interested Trustee when the continuation of the Advisory Agreement was last considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on August 4, 2014, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for various periods ended June 30, 2014, compared to the results of the MSCI EAFE Index (Gross) (the “Index”) and the averages of the mutual funds included in the Morningstar U.S. Open End Foreign Large Value category of funds and the Morningstar U.S. Open End Foreign Large Blend category of funds.

30	Causeway International Value Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

They noted that both share classes of the Fund had outperformed the Index and the Morningstar category averages for the three-year, five-year, ten-year and since inception periods (except that the Investor Class underperformed the Index for the ten-year period), but had underperformed the Index and Morningstar U.S. Open End Foreign Large Value category average for the one-year period. The Trustees concluded that the Adviser’s record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee is slightly lower than the average and the same as the median advisory fees charged by funds in the Morningstar Foreign Large Value category, and 11 basis points higher than the average and 3 basis points higher than the median advisory fees charged by funds in the Morningstar Foreign Large Blend category, and that the Fund’s expense ratios are below the averages and medians of the funds in both Morningstar categories.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, participation in regulatory examinations and legal and compliance matters, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio are reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended June 30, 2014 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund is reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Causeway International Value Fund	31

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund — often called “fall-out” benefits — the Trustees observed that the Adviser does not earn common “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the August 4, 2014 meeting, the Trustees considered the approval of the Advisory Agreement and discussed the information and factors noted above with representatives of the Adviser. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2014.

32	Causeway International Value Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION :

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-001-1300

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2013, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2014 and 2013 were as follows:

		2014	2013
(a)	Audit Fees	$188,960	$170,810
(b)	Audit-Related Fees	None	None
(c)	Tax Fees(1)	$41,848	$40,600
(d)	All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2014, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $340,363. For the fiscal year ended September 30, 2013, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $277,691.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 5, 2014

By (Signature and Title)*	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 5, 2014

*	Print the name and title of each signing officer under his or her signature.